                                                                   EXHIBIT 10.58


                                                                  EXECUTION COPY



                                                                    June 2, 1999


                          WILLIAMS COMMUNICATIONS, INC.
                            SENIOR CREDIT FACILITIES
                                COMMITMENT LETTER


Williams Communications, Inc.
One Williams Center
Tulsa, Oklahoma 74172

Attention:

Ladies and Gentlemen:

         Williams Communications, Inc. ("you" or the "Borrower"), a wholly-owned subsidiary of Williams Communications Group, Inc. ("Holdings"), a wholly-owned subsidiary of The Williams Companies, Inc. (the "Parent") has requested that Chase Securities Inc. ("CSI") and Banc of America Securities LLC ("BAS") agree to act as Joint Lead Arrangers and Joint Book Managers in structuring, arranging and syndicating up to $1,000,000,000 in senior credit facilities (the "Facilities"), and that each of Bank of America, N.A. (NationsBank, N.A. d/b/a Bank of America, N.A.) ("Bank of America") and The Chase Manhattan Bank ("Chase" and, together with Bank of America, the "Primary Lenders") commit to provide $500,000,000 of the Facilities and to serve as Administrative Agent and Syndication Agent, respectively, for the Facilities. Your request for the Facilities is made in connection with (i) the contribution by the Parent of material subsidiaries that hold interests in international communications projects and the contribution by Holdings of all of its material subsidiaries (other than the Borrower), in each case to the Borrower (the "Reorganization"), and (ii) (x) the proposed issuance by Holdings of not less than $1,000,000,000 of its common stock (the "Equity Issuance") and (y) a proposed offering by Holdings of $1,300,000,000 of high yield senior notes due 2009 (the "Notes Offering").

         CSI and BAS are pleased to advise you that they are willing to act as joint book managers and joint lead arrangers for the Facilities. Bank of America is pleased to advise you of its commitment to provide up to $500,000,000 of the Facilities and

Chase is pleased to advise you of its commitment to provide up to $500,000,000 of the Facilities (each such commitment to be allocated pro rata among each of the Term Facility and Revolving Facility referred to below), in each case subject to the terms and conditions set forth or referred to in this Commitment Letter and in the Summary of Principal Terms and Conditions attached hereto as Exhibit A (the "Term Sheet"). Subject to the terms of this Commitment Letter and the Term Sheet, the Facilities will consist of (i) a $500,000,000 7-year senior multi-draw amortizing term loan facility (the "Term Facility") and (ii) a $500,000,000 6-year senior reducing revolving credit facility (with a letter of credit sub-limit and a swingline loan sub-limit) (the "Revolving Facility").

         It is agreed that Bank of America and Chase will act as the sole and exclusive Administrative Agent and Syndication Agent, respectively, and that CSI and BAS will act as the sole and exclusive advisors, book managers and arrangers (in such capacity, the "Arrangers") for the Facilities, and each will, in such capacities, perform the duties and exercise the authority customarily performed and exercised by it in such roles. You agree that no other agents, co-agents or arrangers will be appointed, no other titles will be awarded (other than the appointment of certain institutions previously agreed upon as Co-Documentation Agents and the appointment of Managing Agents to be mutually agreed upon) and no compensation (other than that expressly contemplated by the Term Sheet and the Fee Letter referred to below) will be paid in connection with the Facilities unless you and we shall so agree.

         CSI and BAS intend to syndicate the Facilities (including, in their discretion, all or part of Bank of America's and Chase's commitments hereunder) to a group of financial institutions (together with Bank of America and Chase, the "Lenders") identified by them in consultation with you. CSI and BAS intend to commence syndication efforts in respect of the Facilities promptly upon the execution of this Commitment Letter and you agree actively to assist CSI and BAS in completing such syndication satisfactorily to them. Such assistance shall include (a) your and the Parent's using commercially reasonable efforts to ensure that the syndication efforts benefit materially from your existing lending relationships, (b) direct contact between senior management and advisors of the Parent and the Borrower and the proposed Lenders, (c) assistance in the preparation of a Confidential Information Memorandum and other marketing materials to be used in connection with the syndication and (d) the hosting, with CSI and BAS, of one or more meetings of prospective Lenders.

         It is understood and agreed that CSI and BAS, in consultation with you, will manage and control all aspects of the syndication, including decisions as to the selection of the proposed Lenders and any titles offered to the proposed Lenders, when commitments will be accepted, the final allocations of the commitments among the Lenders and the amount and distribution of fees among the Lenders. Upon the acceptance of the commitment of any Lender to provide a portion of any of the Facilities, Bank of America and Chase shall be released pro rata from a portion of their commitments with respect to such Facility in an aggregate amount equal to the commitment of such Lender. In acting as Arrangers, CSI and BAS will have no responsibility other than to arrange the syndications.

         To assist CSI and BAS in their syndication efforts, you agree promptly to prepare and provide to CSI and BAS all information with respect to the Parent, Holdings, the Borrower and their respective subsidiaries and affiliates, the Equity Issuance, the Notes Offering and the other transactions contemplated hereby, including all financial information and Projections (the "Projections"), as we may reasonably request in connection with the arrangement and syndication of the Facilities. You hereby represent and covenant that (a) all information other than the Projections (the "Information") that has been or will be made available to CSI, BAS or any of the Lenders by you or any of your representatives, taken as a whole, is or will be, when furnished, complete and correct in all material respects and does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made and (b) the Projections that have been or will be made available to CSI, BAS or any of the Lenders by you or any of your representatives have been or will be prepared in good faith based upon reasonable assumptions. You understand that in arranging and syndicating the Facilities, we may use and rely on the Information and Projections without independent verification thereof.

         As consideration for each Primary Lender's commitment hereunder and CSI's and BAS's agreement to perform the services described herein, you agree to pay to the Administrative Agent, for the accounts of the Arrangers and the Primary Lenders, the nonrefundable fees set forth in Annex I to the Term Sheet and in the Fee Letter dated the date hereof and delivered herewith (the "Fee Letter").

         Each Primary Lender's commitment hereunder and CSI's and BAS's agreement to perform the services described herein is subject to (a) there not occurring or becoming known to such person any material adverse condition or material adverse change in or affecting the business, operations, property, condition (financial or otherwise) or prospects of Holdings and its subsidiaries and affiliates (including the Borrower), taken as a whole, or the Parent and its subsidiaries and affiliates, taken as a whole, (b) such person's completion of and satisfaction in all respects with a due diligence investigation of Holdings and its subsidiaries and affiliates (including the Borrower and its domestic and foreign subsidiaries and affiliates), including investigation as to business, financial (including projections), legal, tax, accounting and environmental matters and other structural and ownership matters, (c) such person's not becoming aware after the date hereof of any information or other matter affecting Holdings or any of its subsidiaries or affiliates (including the Borrower) which is inconsistent in a material and adverse manner with any such information or other matter disclosed to such person prior to the date hereof, (d) there not having occurred a material disruption of or material adverse change in financial, banking or capital market conditions that, in the judgment of such person, could materially impair the syndication of the Facilities, (e) such person's satisfaction that prior to and during the syndication of the Facilities there shall be no competing offering, placement or arrangement of any debt securities or bank financing (other than the Notes Offering) by or on behalf of the Parent or Holdings or any subsidiary or affiliate thereof (including the Borrower) without the consent of the Arrangers, (f) receipt of pro forma income statements and balance sheets of Holdings and its consolidated subsidiaries, prepared as of the most recent fiscal quarter ended prior to the date of execution and delivery of the documentation referred to below having given effect to the Reorganization, the initial borrowings under the Facilities and, if the Equity Issuance and the Notes Offering shall have been consummated on or prior to the closing date in respect of the Facilities, the Equity Issuance and the Notes Offering, (g) such person's review of, and satisfaction in its sole discretion with, (i) the arrangements with respect to the Borrower's and the Parent's agreements to purchase at the end of the lease term (or, at their option, earlier) all of the ADP property (but only with, in the case of the Borrower, Additional Capital (as defined in the Term Sheet)) and, in the case of a purchase by the Parent, to contribute such property to the Borrower in exchange for equity securities of Holdings or Qualifying Subordinated Debt (as defined in the Term Sheet) and (ii) the waivers obtained under, and the amendments effected to, the ADP, (h) the negotiation, execution and delivery on or before September 1, 1999 of definitive documentation with respect to the Facilities satisfactory to such person and its counsel, (i) the consummation of the Reorganization, (j) either (x) (1) the receipt by Holdings of gross proceeds from the Equity Issuance of not less than $1,000,000,000 and (2) the receipt by Holdings of gross proceeds from the Notes Offering of not less than $1,300,000,000 or (y) a guarantee by the Parent of all of the obligations of the Borrower in respect of the Facilities, in form and substance satisfactory to the Primary Lenders, and (k) the other conditions set forth or referred to in the Term Sheet. The terms and conditions of the Primary Lenders' commitments hereunder, CSI's and BAS's agreement to perform the services described herein and of the Facilities are not limited to those set forth herein and in the Term Sheet. Those matters that are not covered by the provisions hereof and of the Term Sheet are

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

subject to the approval and agreement of the Primary Lenders, CSI, BAS and the Borrower.

         You agree (a) to indemnify and hold harmless CSI, BAS, each Primary Lender, their respective affiliates and their respective officers, directors, employees, advisors, and agents (each, an "indemnified person") from and against any and all losses, claims, damages and liabilities to which any such indemnified person may become subject arising out of or in connection with this Commitment Letter, the Fee Letter, the Facilities, the use of the proceeds thereof or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any indemnified person is a party thereto, and to reimburse each indemnified person upon demand for any legal or other expenses incurred in connection with investigating or defending any of the foregoing, provided that the foregoing indemnity will not, as to any indemnified person, apply to losses, claims, damages, liabilities or related expenses to the extent they are found by a final, nonappealable judgment of a court to arise from the willful misconduct or gross negligence of such indemnified person, and (b) to reimburse CSI, BAS, each Primary Lender and their respective affiliates on demand for all reasonable out-of-pocket expenses (including due diligence expenses, syndication expenses, reasonable travel expenses, and reasonable fees, charges and disbursements of counsel) incurred in connection with the Facilities and any related documentation (including this Commitment Letter, the Term Sheet, the Fee Letter and the definitive credit documentation) or the administration, amendment, modification or waiver thereof. No indemnified person shall be liable for any indirect or consequential damages in connection with its activities related to the Facilities. No indemnified person shall be liable for any damages arising from the use by others of Information or other materials obtained through electronic, telecommunications or other information transmission systems or for any special, indirect, consequential, exemplary or punitive damages in connection with the Facilities.

         This Commitment Letter shall not be assignable by you without the prior written consent of CSI, BAS and the Primary Lenders (and any purported assignment without such consent shall be null and void), is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto and, in the case of the preceding paragraph, the indemnified parties. This Commitment Letter may not be amended or waived except by an instrument in writing signed by you, CSI, BAS and each Primary Lender. This Commitment Letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Commitment


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

Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. This Commitment Letter (including the Term Sheet annexed hereto) and the Fee Letter are the only agreements that have been entered into among us with respect to the Facilities and set forth the entire under standing of the parties with respect thereto. This Commitment Letter, the Term Sheet and the Fee Letter shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the Borrower, CSI, BAS and the Primary Lenders hereby submits to the jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for the purpose of all legal proceedings arising out of or relating to this Commitment Letter, the Term Sheet, the Fee Letter or the transactions contemplated hereby or thereby. Each of the Borrower, CSI, BAS and the Primary Lenders hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum and to the right to have a trial by jury.

         This Commitment Letter is delivered to you on the understanding that none of this Commitment Letter, the Term Sheet or the Fee Letter or any of their terms or substance shall be disclosed, directly or indirectly, to any other person except (a) to your or the Parent's officers, agents and advisors who are directly involved in the consideration of this matter or (b) as may be compelled in a judicial or administrative proceeding or as otherwise required by law (in which case you agree to inform us promptly thereof), provided, that the foregoing restrictions shall cease to apply (except in respect of the Fee Letter and its terms and substance) after this Commitment Letter has been accepted by you.

         You acknowledge that CSI, BAS and each Primary Lender may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which you may have conflicting interests regarding the transactions described herein and otherwise. None of CSI, BAS or either Primary Lender will use confidential information obtained from you by virtue of the transactions contemplated by this letter or their other relationships with you in connection with the performance by it of services for other companies, and none of CSI, BAS or either Primary Lender will furnish any such information to other companies. You also acknowledge that none of CSI, BAS or either Primary Lender has any obligation to use in connection with the transactions contemplated by this letter, or to furnish to you, confidential information obtained from other companies. You consent to the use by CSI, BAS and each Primary Lender of your name and a description of the amount


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


and type of the Facilities in advertisements published after the date of execution and delivery of definitive credit documentation.

         The compensation, reimbursement, indemnification and confidentiality provisions contained herein and in the Fee Letter shall remain in full force and effect regardless of whether definitive financing documentation shall be executed and delivered and notwithstanding the termination of this Commitment Letter, the Primary Lenders' commitments hereunder or CSI's and BAS's agreement to perform the services described herein.

         If the foregoing correctly sets forth our agreement, please indicate your acceptance of the terms hereof and of the Term Sheet and the Fee Letter by returning to Bank of America and Chase executed counterparts hereof and of the Fee Letter not later than 5:00 p.m., New York City time, on June 4, 1999. Each Primary Lender's commitment and CSI's and BAS's agreements herein will expire at such time in the event Bank of America and Chase have not received such executed counterparts in accordance with the immediately preceding sentence.

         Bank of America, Chase, CSI and BAS are pleased to have been given the opportunity to assist you in connection with this important financing.

                              Very truly yours,

                              BANK OF AMERICA, N.A.
                                   (NATIONSBANK, N.A. d/b/a BANK
                                   OF AMERICA, N.A.)


                              By:
                                 ------------------------------------
                                 Name:
                                 Title:


                              THE CHASE MANHATTAN BANK


                              By:
                                 ------------------------------------
                                 Name:
                                 Title:

                              CHASE SECURITIES INC.


                              By:
                                 ------------------------------------
                                 Name:
                                 Title


                              BANC OF AMERICA
                                 SECURITIES LLC


                              By:
                                 ------------------------------------
                                 Name:
                                 Title:



Accepted and agreed to as of
the date first written above by:


WILLIAMS COMMUNICATIONS, INC.


By:
   --------------------------------
   Name:
   Title:

                                                                       EXHIBIT A



                            SENIOR CREDIT FACILITIES
                    Summary of Principal Terms and Conditions
                                  June 2, 1999


I.       PARTIES

         Borrower:                             Williams Communications, Inc.
                                               (the "Borrower"), a wholly-owned
                                               subsidiary of Williams
                                               Communications Group, Inc.
                                               ("Holdings").

         Joint Book Managers
         and Joint Lead Arrangers:             Chase Securities Inc. and Banc of
                                               America Securities LLC (in such
                                               capacities, the "Arrangers").

         Administrative Agent:                 Bank of America, N.A.
                                               (NationsBank, N.A. d/b/a Bank of
                                               America, N.A.) ("Bank of
                                               America").

         Syndication Agent:                    The Chase Manhattan Bank
                                               ("Chase").

         Managing Agents:                      A group of financial institutions
                                               reasonably accept able to the
                                               Arrangers and the Borrower.

         Lenders: A syndicate of banks, financial institutions and other entities, including Bank of America and
                                               Chase, arranged by the Arrangers
                                               (collectively, the "Lenders").

         Letter of Credit
         Issuing Banks:                        Bank of America and Chase (each,
                                               an "Issuer").

         Swingline Lenders:                    Bank of America and Chase (the
                                               "Swingline Lenders").

II.      SENIOR CREDIT FACILITIES

         Type and Amount of
         Facilities:                           (i) A multi-draw 7-year
                                               amortizing senior term loan
                                               facility in an aggregate
                                               principal amount of

                                               $500,000,000 (the "Term Facility"
                                               and the loans thereunder, the
                                               "Term Loans").

                                               (ii) A 6-year senior reducing
                                               revolving credit facility (the
                                               "Revolving Facility") in the
                                               amount of $500,000,000 (the loans
                                               thereunder, the "Revolving
                                               Loans", and together with the
                                               Term Loans and any loans under
                                               any Incremental Facility (as
                                               defined below), the "Loans").

                                               (iii) The Borrower may request,
                                               by notice to the Administrative
                                               Agent and the Syndication Agent
                                               at any time prior to the second
                                               anniversary of the Closing Date,
                                               at which time no default or event
                                               of default shall have occurred
                                               and be continuing, one or more
                                               additional facilities each of
                                               which shall be in an aggregate
                                               principal amount of not less than
                                               $100,000,000 and all of which
                                               together shall not exceed
                                               $500,000,000 in aggregate
                                               principal amount (any such
                                               additional facility, an
                                               "Incremental Facility" and
                                               together with the Term Facility
                                               and the Revolving Facility, the
                                               "Facilities"). The terms and
                                               conditions of any such
                                               Incremental Facility shall be as
                                               agreed by the Borrower, the
                                               Arrangers, the Syndication Agent
                                               and the Administrative Agent,
                                               provided that the average life
                                               to maturity of the loans and
                                               commitments under any such
                                               Incremental Facility shall not be
                                               less than the then existing
                                               average life to maturity of the
                                               Term Facility or the Revolving
                                               Facility. Any such Incremental
                                               Facility shall be offered, first,
                                               on a pro rata basis to existing
                                               Lenders and, to the extent that
                                               the existing Lenders do not elect
                                               to subscribe for any such
                                               Incremental Facility, to such
                                               other financial institutions as
                                               the Borrower, the Syndication
                                               Agent, the Administrative Agent
                                               and the Arrangers shall agree. No
                                               Lender shall have any obligation
                                               to participate in any such
                                               Incremental Facility.

         Letters of Credit:                    A portion of the Revolving
                                               Facility, not in excess of
                                               $100,000,000, shall be available
                                               for the issuance of
                                               letters of credit (the "Letters
                                               of Credit") by the Issuers. No
                                               Letter of Credit shall have an
                                               expiration date after the earlier
                                               of (a) one year after the date of
                                               issuance and (b) five business
                                               days prior to the Revolving
                                               Facility Termination Date,
                                               provided that any Letter of
                                               Credit with a one-year tenor may
                                               provide for the renewal thereof
                                               for additional one-year periods
                                               (which shall in no event extend
                                               beyond the date referred to in
                                               clause (b) above).

                                               Drawings under any Letter of
                                               Credit shall be reimbursed by
                                               the Borrower (whether with its
                                               own funds or with the proceeds of
                                               Revolving Loans) on the same
                                               business day. To the extent that
                                               the Borrower does not so
                                               reimburse the applicable Issuer,
                                               the Lenders under the Revolving
                                               Facility shall be irrevocably and
                                               unconditionally obligated to
                                               reimburse such Issuer on a pro
                                               rata basis.

         Swingline Loans:                      A portion of the Revolving Credit
                                               Facility not in excess of
                                               $50,000,000 shall be available
                                               for swingline loans (the
                                               "Swingline Loans") ratably from
                                               the Swingline Lenders on same-day
                                               notice to the Administrative
                                               Agent. Any such Swingline Loans
                                               will re duce availability under
                                               the Revolving Credit Facility on
                                               a dollar-for-dollar basis. Each
                                               Lender under the Revolving Credit
                                               Facility shall acquire, under
                                               certain circumstances, an
                                               irrevocable and unconditional pro
                                               rata participation in each
                                               Swingline Loan.

         Availability:                         The Term Facility will be
                                               available on a non-revolving
                                               basis in multiple drawdowns (each
                                               of which shall be in a minimum
                                               amount to be agreed) occurring
                                               during the period commencing on
                                               the Closing Date and ending on
                                               the date immediately prior to the
                                               first anniversary of the Closing
                                               Date (the "Term Facility
                                               Termination Date").

                                               The Revolving Facility will be
                                               available on a revolving basis
                                               during the period commencing on
                                               the Closing

                                               Date and ending on the date
                                               immediately prior to the sixth
                                               anniversary of the Closing Date
                                               (the "Revolving Facility
                                               Termination Date").

         Final Maturities:                     (i) Term Loans shall mature on
                                               the seventh anniversary of the
                                               Closing Date.

                                               (ii) The commitments in respect
                                               of the Revolving Facility shall
                                               terminate, and all Revolving
                                               Loans shall mature, on the sixth
                                               anniversary of the Closing Date.

         Purpose:                              The proceeds of the Term
                                               Facilities and the Revolving
                                               Facility shall be used (i) to
                                               refinance the Existing Revolver
                                               (as defined under "Initial
                                               Conditions" be low), (ii) to make
                                               capital expenditures and for
                                               working capital requirements and
                                               general corporate purposes of
                                               the Borrower and its
                                               subsidiaries, (iii) to repay the
                                               Intercompany Note, to the extent
                                               permitted herein, (iv) to pay the
                                               fees and expenses associated with
                                               the Facilities and (v) to make
                                               permitted acquisitions.

III.     CERTAIN PAYMENT PROVISIONS

         Fees and Interest Rates:              As set forth in Annex I.

         Amortization Payments/
         Reduction of Commitments:             (i) Term Loans shall be repaid in
                                               the aggregate percentages per
                                               transaction year set forth below
                                               (such amount to be paid in four
                                               equal quarterly installments in
                                               each transaction year).

                              Transaction Year   Amortization Percentage
                              ----------------   -----------------------
                                 4th Year                  15%
                                 5th Year                  25%
                                 6th Year                  30%
                                 7th Year                  30%

                                               (ii) The commitments under the
                                               Revolving Facility shall be
                                               permanently reduced in the
                                               aggregate percentages
                                               per transaction year set forth
                                               below (such amount to be applied
                                               in four equal quarterly amounts
                                               in each transaction year).
                                               Concurrently therewith, Revolving
                                               Loans shall be repaid (and cash
                                               collateral will be provided in
                                               respect of outstanding Letters of
                                               Credit) so that the aggregate
                                               principal amount of outstanding
                                               Revolving Loans and
                                               non-cash-collateralized Letters
                                               of Credit does not exceed the
                                               revolving commitments as so
                                               reduced.

                                                               Commitment
                                      Transaction Year   Reduction Percentage
                                      ----------------   --------------------
                                         4th Year                 20%
                                         5th Year                 30%
                                         6th Year                 50%


         Mandatory Prepayments:                The Borrower shall repay
                                               outstanding Loans under each of
                                               the Facilities (and the
                                               commitments under the Revolving
                                               Facility shall be permanently
                                               reduced and, to the extent that
                                               the aggregate amount of
                                               outstanding Letters of Credit
                                               exceeds the Revolving Facility
                                               commitments as then reduced,
                                               shall provide cash collateral
                                               for outstanding Letters of
                                               Credit), in each case as set
                                               forth below, by an amount equal
                                               to:

                                               (i) 100% of the net cash proceeds
                                               received from the sale or
                                               disposition (including by way of
                                               casualties and condemnations) of
                                               all or any part of the assets of
                                               Holdings or any of its
                                               subsidiaries (other than
                                               permitted dark fiber sales, sales
                                               of non-core assets or sales of
                                               inventory in the ordinary course
                                               of business), to the extent such
                                               net cash proceeds are not
                                               reinvested in core assets or
                                               permitted acquisitions within 12
                                               months of the receipt thereof.

                                               (ii) 50% of excess cash flow (to
                                               be defined) for each fiscal year,
                                               beginning with the 2001 fiscal
                                               year; provided that no such
                                               prepayment shall be required if
                                               (x) the rating assigned to the
                                               Facilities by Standard & Poors
                                               Ratings Service ("S&P") is not
                                               less than BBB-


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


                                               and the rating assigned to the
                                               Facilities by Moody's Investors
                                               Service Inc. ("Moody's") is not
                                               less than Baa3 or (y) the ratio
                                               of Total Debt to Adjusted EBITDA
                                               is less than 3.5 to 1.0 as of the
                                               last day of the most recently
                                               ended fiscal quarter for which
                                               financial statements have been
                                               delivered (after giving pro forma
                                               effect to the issuance of any
                                               debt after the end of such fiscal
                                               quarter).

                                               (iii) 100% (or, if (x) the rating
                                               assigned to the Facilities by
                                               S&P is not less than BBB- and the
                                               rating assigned to the Facilities
                                               by Moody's is not less than Baa3
                                               or (y) the ratio of Total Debt to
                                               Adjusted EBITDA is less than 3.5
                                               to 1.0 as of the last day of the
                                               most recently ended fiscal
                                               quarter for which financial
                                               statements have been delivered
                                               (after giving pro forma effect to
                                               the issuance of any debt after
                                               the end of such fiscal quarter),
                                               50%) of the net cash proceeds
                                               received from the issuance of
                                               debt by Holdings or any of its
                                               subsidiaries after the Closing
                                               Date (other than debt permitted
                                               under the limitation on
                                               indebtedness covenant).

                                               All mandatory prepayments shall
                                               be made without penalty or
                                               premium (except for LIBOR
                                               breakage costs, if any) and shall
                                               be applied (pro rata) to prepay
                                               outstanding Term Loans and to
                                               reduce Revolving Facility
                                               commitments and repay Revolving
                                               Loans (and then to provide cash
                                               collateral for outstanding
                                               Letters of Credit) in excess of
                                               the Revolving Facility
                                               commitments as then reduced.

                                               Mandatory prepayments of the Term
                                               Loans and mandatory reductions
                                               of the Revolving Facility
                                               commitments shall reduce
                                               subsequent scheduled amortization
                                               payments (or permanent reductions
                                               of commitments, as applicable) in
                                               inverse order of maturity.

         Optional Prepayments and
         Commitment Reductions:                Loans may be prepaid (subject to
                                               compensation for LIBOR breakage
                                               costs, if any) and commitments
                                               may be reduced by the Borrower in
                                               minimum amounts to be agreed
                                               upon.

                                               Optional prepayments of Term
                                               Loans and optional reductions of
                                               the Revolving Facility
                                               commitments shall reduce
                                               subsequent scheduled amortization
                                               payments (or permanent
                                               reductions of commitments, as
                                               applicable) in inverse order of
                                               maturity.

IV.      CERTAIN CONDITIONS:

         Initial Conditions:                   The availability of the
                                               Facilities shall be conditioned
                                               upon satisfaction of, among other
                                               things, the following conditions
                                               precedent (the date upon which
                                               all such conditions precedent
                                               shall be satisfied, the "Closing
                                               Date"):

                                               (a) Holdings and its subsidiaries
                                               (including the Borrower) shall
                                               have executed and delivered
                                               satisfactory definitive financing
                                               documentation with respect to the
                                               Facilities (the "Credit
                                               Documentation").

                                               (b) The Parent shall have
                                               executed and delivered the
                                               Intercreditor Agreement (as
                                               defined below).

                                               (c) The Lenders shall be
                                               satisfied in their sole
                                               discretion with the proposed
                                               structure of (i) the contribution
                                               to the Borrower by The Williams
                                               Companies, Inc. (the "Parent") of
                                               its material subsidiaries that
                                               hold interests in international
                                               communications projects and by
                                               Holdings of all of its material
                                               subsidiaries (other than the
                                               Borrower), in each case not
                                               currently held, directly or
                                               indirectly, by the Borrower (the
                                               "Reorganization") and (h) the
                                               capital structure of Holdings and
                                               the Borrower, both before and
                                               after giving effect to the
                                               foregoing transactions.

                                               (d) The Lenders shall have
                                               reviewed and be satisfied in
                                               their sole discretion with the
                                               terms of the Intercompany Note.

                                               (e) The Lenders shall have
                                               reviewed and be satisfied in
                                               their sole discretion with (i)
                                               the arrangements with respect to
                                               the Borrower's and the Parent's
                                               agreement to purchase, at the end
                                               of the lease term (or, at their
                                               option, earlier) all of the ADP
                                               property (but only with, in the
                                               case of the Borrower, Additional
                                               Capital (as defined below)) and,
                                               in the case of a purchase by the
                                               Parent, to contribute such
                                               property to the Borrower in
                                               exchange for equity securities of
                                               Holdings or Qualifying
                                               Subordinated Debt (as defined
                                               below) and (ii) the waivers
                                               obtained under, the amendments
                                               effected to, and the
                                               off-balance-sheet accounting
                                               treatment of, the ADP.

                                               (f) The commitments under the
                                               Borrower's existing senior
                                               revolving credit facility (the
                                               "Existing Revolver") shall have
                                               been terminated, all amounts
                                               outstanding thereunder shall
                                               have been repaid in full and all
                                               letters of credit issued
                                               thereunder shall have been
                                               canceled or arrangements
                                               satisfactory to the issuer
                                               thereof shall have been made for
                                               the reimbursement of amounts
                                               drawn or to be drawn thereunder.
                                               All guarantees of amounts
                                               outstanding under the Existing
                                               Revolver shall have been
                                               released.

                                               (g) The Lenders, the
                                               Administrative Agent and the
                                               Arrangers shall have received all
                                               fees required to be paid, and all
                                               expenses for which invoices have
                                               been presented, on or before the
                                               Closing Date.

                                               (h) All governmental and third
                                               party approvals necessary or, in
                                               the discretion of the
                                               Administrative Agent, advisable
                                               in connection with the
                                               Reorganization, the financing
                                               contemplated hereby, the
                                               continuing operations of the
                                               Borrower and its subsidiaries
                                               and, if the issuance by Holdings
                                               of its common stock to persons
                                               other than the Parent and its
                                               subsidiaries (the "Equity
                                               Issuance") and the offering (the
                                               "Notes Offering") by Holdings of
                                               its high yield senior notes due
                                               2009 (the "High Yield Notes") are
                                               consummated on or prior to the
                                               Closing Date, the Equity Issuance
                                               and the Notes Offering shall have
                                               been obtained and be in full
                                               force and effect.

                                               (i) The Lenders shall have
                                               received (i) satisfactory audited
                                               consolidated financial statements
                                               of Holdings for the two most
                                               recent fiscal years ended prior
                                               to the Closing Date as to which
                                               such financial statements are
                                               available and (ii) satisfactory
                                               unaudited interim consolidated
                                               financial statements of the
                                               Borrower and Holdings for each
                                               fiscal quarterly period ended
                                               subsequent to the date of the
                                               latest financial statements
                                               delivered pursuant to clause (i)
                                               of this paragraph as to which
                                               such financial statements are
                                               available.

                                               (j) The Lenders shall have
                                               received, and shall be satisfied
                                               with, Holdings's and the
                                               Borrower's pro forma income
                                               statements and balance sheets,
                                               and Holdings's and the Borrower's
                                               projections for the fiscal years
                                               1999 through 2007, in each of the
                                               foregoing cases, having given
                                               effect to the Reorganization, the
                                               initial borrowings under the
                                               Facilities and, if the Equity
                                               Issuance and the Notes Offering
                                               are consummated on or prior to
                                               the Closing Date, the Equity
                                               Issuance and the Notes Offering.

                                               (k) The Lenders shall have
                                               received such legal opinions,
                                               documents and other instruments
                                               (including, without limitation,
                                               officers' solvency certificates)
                                               as are customary for transactions
                                               of this type or as they may
                                               reasonably request.

                                               (l) There shall be no materially
                                               adverse litigation.

                                               (m) The Lenders shall have
                                               received and be satisfied with
                                               all of the terms and conditions
                                               of the indemnity
                                               to be provided by the Parent to
                                               the Borrower in respect of
                                               environmental matters.

                                               (n) Immediately after giving
                                               effect to the transactions
                                               contemplated hereby to occur on
                                               the Closing Date, there shall be
                                               no debt of Holdings or any of its
                                               restricted subsidiaries
                                               outstanding other than (i) the
                                               loans and letters of credit
                                               outstanding under the Facilities,
                                               (ii) if the closing in respect of
                                               the Notes Offering shall have
                                               occurred, the High Yield Notes,
                                               (iii) the Intercompany Note, (iv)
                                               outstandings under the ADP and
                                               (v) other debt not to exceed
                                               $35,000,000.

                                               (o) Absence of any material
                                               adverse change in the business,
                                               condition (financial or
                                               otherwise), operations,
                                               properties, liabilities or
                                               prospects of Holdings and its
                                               subsidiaries, considered as a
                                               whole, and the Parent and its
                                               subsidiaries, considered as a
                                               whole, in each case since the end
                                               of the most recently ended fiscal
                                               year for which audited financial
                                               statements have been provided to
                                               the Lenders.

                                               (p) The Reorganization shall have
                                               been consummated.

                                               (q) either (x)(1) Holdings shall
                                               have received gross proceeds from
                                               (A) the Equity Issuance of not
                                               less than $1,000,000,000 and (B)
                                               the Notes Offering of not less
                                               than $1,300,000,000, (2) the
                                               terms and conditions of, and all
                                               agreements, instruments and other
                                               documents issued, entered into or
                                               relating to the Equity Issuance
                                               and the Notes Offering
                                               (collectively, the "Other
                                               Financing Documents") shall be in
                                               form and substance satisfactory
                                               to the Lenders and (3) the Equity
                                               Issuance and the Notes Offering
                                               shall have been consummated in
                                               accordance with the Other
                                               Financing Documents, without any
                                               amendment, modification or waiver
                                               unless consented to in writing by
                                               the Lenders or (y) the Parent
                                               shall have guaranteed all of the
                                               obligations of the Borrower
                                               under the Credit Documentation
                                               pursuant
                                               to a guaranty agreement in form
                                               and substance satisfactory to the
                                               Lenders.

         On-Going Conditions:                  The making of each extension of
                                               credit (including any extension
                                               of credit made on the Closing
                                               Date) shall be conditioned upon
                                               (a) the accuracy of all
                                               representations and warranties
                                               in the Credit Documentation
                                               (including, without limitation,
                                               the material adverse change and
                                               litigation representations) and
                                               (b) there being no default or
                                               event of default in existence at
                                               the time of, or after giving
                                               effect to the making of, such
                                               extension of credit. As used
                                               herein and in the Credit
                                               Documentation a "material adverse
                                               change" shall mean any event,
                                               development or circumstance that
                                               has had or could reasonably be
                                               expected to have a material
                                               adverse effect on (a) the
                                               business, assets, property,
                                               condition (financial or
                                               otherwise) or prospects of
                                               Holdings and its subsidiaries,
                                               taken as a whole, or (b) the
                                               validity or enforceability of any
                                               of the Credit Documentation or
                                               the rights or remedies of the
                                               Administrative Agent and the
                                               Lenders thereunder.

V.       SECURITY AND GUARANTEES

         Security:                             If, at any time on or after the
                                               Closing Date, the rating for the
                                               Facilities assigned by S&P is
                                               less than BB- or by Moody's is
                                               less than Ba3, Holdings and all
                                               direct and indirect restricted
                                               subsidiaries of Holdings will
                                               provide security interests and
                                               liens upon substantially all
                                               assets now or hereafter owned by
                                               Holdings and such subsidiaries,
                                               including, not limited to, all
                                               capital stock of the Borrower and
                                               any other subsidiaries of
                                               Holdings and all accounts
                                               receivable, inventory, patents
                                               and trademarks, other general
                                               intangibles and other personal
                                               property and real property of
                                               Holdings and such subsidiaries;
                                               provided that (x) no foreign
                                               subsidiary of Holdings shall be
                                               required to pledge any assets
                                               held by it, and not more than 66%
                                               of the voting equity interests in
                                               any foreign subsidiary shall be
                                               required to be pledged, unless
                                               the Required Lenders (as
                                               defined below) so request and (y)
                                               no assets subject to the ADP
                                               shall, so long as they shall be
                                               subject thereto, be included as
                                               collateral hereunder.

                                               All security, if any, will be
                                               released if (i) the Facilities
                                               shall have terminated and all
                                               obligations to the Lenders and
                                               the Administrative Agent in
                                               respect thereof shall have been
                                               paid in full or (ii) after giving
                                               effect to such release, the
                                               rating for the Facilities
                                               assigned by S&P is BB+ or greater
                                               and by Moody's is Bal or greater.

         Guarantees:                           The Facilities will be
                                               guaranteed, on a joint and
                                               several basis, by Holdings, all
                                               of the direct and indirect
                                               restricted subsidiaries of
                                               Holdings and, unless the
                                               condition set forth in clause
                                               (q)(x) under "Initial Conditions"
                                               above is satisfied, the Parent;
                                               provided that no foreign
                                               subsidiary of Holdings shall be
                                               required to provide any such
                                               guarantee unless the Required
                                               Lenders so request. Such
                                               guarantees will (i) provide for a
                                               complete waiver by the guarantors
                                               thereunder of any rights to
                                               subrogation, reimbursement or
                                               indemnification until such time
                                               as the Facilities have been
                                               terminated and all principal,
                                               interest and other amounts due
                                               thereunder have been indefeasibly
                                               paid in full and (ii) in the case
                                               of guarantees by subsidiaries of
                                               Holdings, be limited to the
                                               largest amount that would not
                                               render the obligations subject to
                                               avoidance under applicable
                                               bankruptcy or fraudulent transfer
                                               law.

VI.      INTERCREDITOR AGREEMENT

                                               The Lenders and the Parent (as
                                               holder of the Intercompany Note)
                                               will enter into an Intercreditor
                                               agreement (the "Intercreditor
                                               Agreement"), in form and
                                               substance reasonably satisfactory
                                               to the Required Lenders, pursuant
                                               to which the Parent will agree
                                               that (i) all obligations under
                                               the Intercompany Note shall be
                                               subordinated in all respects to
                                               the rights of the Lenders in any
                                               bankruptcy, insolvency,
                                               liquidation or
                                               dissolution of the Borrower, (ii)
                                               upon the occurrence and during
                                               the continuance of a default or
                                               event of default (with certain
                                               exceptions to be agreed) under
                                               the Facilities, (x) none of
                                               Holdings, the Borrower or any
                                               subsidiaries thereof may make
                                               payments of principal, interest
                                               or other amounts due or to become
                                               due under, or in respect of, the
                                               Intercompany Note and (y) the
                                               Parent shall refrain from the
                                               exercise of any and all remedies
                                               that it could otherwise exercise
                                               under the terms of the
                                               Intercompany Note, by law or
                                               otherwise, and (iii) it will not
                                               transfer or assign the
                                               Intercompany Note.

VII.     CERTAIN DOCUMENTATION MATTERS

                                               The Credit Documentation shall
                                               contain representations,
                                               warranties, covenants and events
                                               of default customary for
                                               financings of this type and other
                                               terms deemed appropriate by the
                                               Lenders (in each case applicable
                                               to Holdings and its restricted
                                               subsidiaries (including the
                                               Borrower) and, if the Parent is a
                                               guarantor, in a manner
                                               substantially similar to its
                                               existing credit facilities,
                                               applicable to the Parent and its
                                               restricted subsidiaries),
                                               including, without limitation:

         Representations and
         Warranties:                           Financial statements; absence of
                                               undisclosed material liabilities;
                                               no material adverse change;
                                               corporate existence; compliance
                                               with law; corporate power and
                                               authority; enforceability of
                                               Credit Documentation; no conflict
                                               with law or contractual
                                               obligations; no material
                                               litigation; no default; ownership
                                               of property; liens; intellectual
                                               property; no burdensome
                                               restrictions; taxes; Federal
                                               Reserve regulations; ERISA;
                                               Investment Company Act; Public
                                               Utility Holding Company Act;
                                               subsidiaries; environmental
                                               matters; labor matters; year 2000
                                               compliance; and accuracy of
                                               disclosure.

         Affirmative Covenants:                Delivery of financial statements,
                                               reports, accountants' letters,
                                               projections, officers'
                                               certificates and other
                                               information requested by the
                                               Lenders; payment of other
                                               obligations, continuation of
                                               business and maintenance of
                                               existence and material rights and
                                               privileges; compliance with laws
                                               and material contractual
                                               obligations; maintenance of
                                               property and insurance;
                                               maintenance of books and records;
                                               right of the Lenders to inspect
                                               property and books and records;
                                               notices of defaults, litigation
                                               and other material events;
                                               further assurances regarding
                                               collateral, if any; and
                                               compliance with environmental
                                               laws.

         Financial Covenants:                  Financial maintenance covenants
                                               to be calculated on the basis of
                                               Holdings and its restricted
                                               subsidiaries, on a consolidated
                                               basis, with certain definitions
                                               set forth in summary form under
                                               "Definitions" below and others to
                                               be determined (and certain income
                                               statement components thereof to
                                               be annualized for the periods
                                               ending prior to a date to be
                                               determined). Financial covenants
                                               will include, without limitation
                                               (and applicable for the periods
                                               referred to below):

                                               (i) Total Debt/Contributed
                                               Capital (applies Closing Date
                                               through a date to be determined)

                                               (ii) Minimum EBITDA plus dark
                                               fiber sales cash revenues (with
                                               limitations on the amount of dark
                                               fiber sales revenues to be
                                               included for particular periods
                                               to be agreed) (applies Closing
                                               Date through a date to be
                                               determined)

                                               (iii) Limitation on Capital
                                               Expenditures (with rollover of a
                                               portion of unexpended amounts to
                                               the next year permitted) (applies
                                               Closing Date and thereafter)

                                               (iv) Total Debt/Adjusted EBITDA
                                               (applies from a date to be
                                               determined and thereafter)

                                               (v) Senior Debt/Adjusted EBITDA
                                               (applies from a date to be
                                               determined and thereafter)

                                               (vi) Adjusted EBITDA/Interest
                                               Expense (applies from a date to
                                               be determined and thereafter)

         Negative Covenants:                   Limitations on: indebtedness
                                               (including debt and/or preferred
                                               stock of subsidiaries and
                                               issuance of intercompany notes,
                                               with exceptions to be agreed);
                                               leases; liens (including a
                                               prohibition on liens to secure
                                               the Intercompany Note or the High
                                               Yield Notes); guarantee
                                               obligations; mergers,
                                               consolidations, liquidations and
                                               dissolutions; sales of assets
                                               (with exceptions for sales of
                                               dark fiber, provided that such
                                               sales do not reduce the owned
                                               network fiber count below a
                                               minimum to be agreed); dividends
                                               and other payments in respect of
                                               capital stock; investments, loans
                                               and advances (with exceptions for
                                               investments in subsidiary
                                               guarantors, investments in the
                                               telecommunications industry
                                               funded with Additional Capital
                                               and a basket of $275,000,000);
                                               activities of Holdings other than
                                               the issuance of the High Yield
                                               Notes, Qualifying Subordinated
                                               Debt and permitted equity
                                               securities and the ownership of
                                               Borrower capital stock; payments
                                               and modifications of the High
                                               Yield Notes and other debt
                                               instruments (including, without
                                               limitation, the limitations on
                                               payments of principal in respect
                                               of the Intercompany Note referred
                                               to below); modifications of
                                               charter documents of Holdings and
                                               its subsidiaries; transactions
                                               with affiliates; sale and
                                               leasebacks; changes in fiscal
                                               year; negative pledge clauses;
                                               and material changes in lines of
                                               business.

                                               Principal payments in respect of
                                               the Intercompany Note shall be
                                               prohibited prior to June 30,
                                               2000. Thereafter, so long as no
                                               default or event of default (with
                                               certain exceptions to be agreed)
                                               shall then exist:

                                               (i) principal payments in respect
                                               of the Intercompany Note will be
                                               permitted to be made with
                                               Additional Capital; and

                                               (ii) the Borrower will be
                                               permitted to make other principal
                                               payments in respect of the
                                               Intercompany Note ("Other
                                               Principal Payments") in an
                                               aggregate amount not in excess of
                                               $25,000,000 in any fiscal year,
                                               provided that the aggregate
                                               amount of such Other Principal
                                               Payments shall not be limited so
                                               long as if, prior to, and after
                                               giving effect to, any such
                                               payment, the ratio of Total Debt
                                               to Adjusted EBITDA is less than
                                               5.0 to 1.0.

                                               Upon Other Principal Payment in
                                               excess of $25,000,000 being made
                                               in any fiscal year, the maximum
                                               Total Debt to Adjusted EBITDA
                                               covenant shall thereafter be
                                               reduced (but not increased) to
                                               5.0 to 1.0.

         Events of Default:                    Nonpayment of principal when due;
                                               nonpayment of interest, fees or
                                               other amounts after a grace
                                               period to be agreed upon;
                                               material inaccuracy of
                                               representations and warranties;
                                               violation of covenants (subject,
                                               in the case of certain
                                               affirmative covenants, to a grace
                                               period to be agreed upon);
                                               cross-default; bankruptcy events;
                                               certain ERISA events; material
                                               judgments; ineffectiveness of
                                               collateral documents, if any, or
                                               guarantees; the senior unsecured
                                               debt of the Parent shall be rated
                                               less than BBB- by S&P or less
                                               than Baa3 by Moody's; and a
                                               change of control (the definition
                                               of which is to be agreed, but
                                               which shall include (i) failure
                                               of Holdings to own 100% of the
                                               outstanding capital stock of the
                                               Borrower or failure of the Parent
                                               to own, directly or indirectly,
                                               more than 75% (or if (x) the
                                               Facilities are rated at least
                                               BBB- by S&P and Baa3 by Moody's
                                               and (y) the condition set forth
                                               in clause (q) (x) of "Initial
                                               Conditions" under "Certain
                                               Conditions" shall have been
                                               satisfied, 35% of (1) the voting
                                               power of all outstanding voting
                                               stock of Holdings and (2) the
                                               outstanding capital stock of
                                               Holdings and (ii) any person

                                               (other than the Parent and its
                                               subsidiaries) or group (as
                                               defined in Sections 13(d) and
                                               14(d) of the Securities Exchange
                                               Act of 1934, as amended) owning
                                               more than 35% of (1) the voting
                                               power of all outstanding voting
                                               stock of Holdings or (2) the
                                               outstanding capital stock of
                                               Holdings).

         Financial Covenant Default
         Cure Provisions:                      In the event that Holdings and
                                               its restricted subsidiaries fail
                                               to meet any financial maintenance
                                               covenant in any fiscal quarter on
                                               a consolidated basis, the Parent
                                               shall have the right, but not the
                                               obligation, to make a cash equity
                                               contribution to Holdings by
                                               purchasing equity securities of
                                               Holdings (which Holdings shall
                                               use to purchase equity securities
                                               of the Borrower) in an amount
                                               sufficient to enable Holdings and
                                               its restricted subsidiaries to
                                               meet such financial maintenance
                                               covenant on a consolidated basis.
                                               Such equity securities will not
                                               be mandatorily redeemable or
                                               convertible into debt, and will
                                               provide that no dividends (other
                                               than in the form of additional
                                               equity securities) shall be
                                               payable, in each case, until
                                               after the termination of the
                                               Facilities. Such right may not be
                                               exercised in more than two
                                               consecutive quarters or more than
                                               three times in the aggregate
                                               during the term of the
                                               Facilities. The proceeds of any
                                               such equity securities, to the
                                               extent used to cure any such
                                               financial maintenance covenant,
                                               shall not be included in the
                                               calculation of "Additional
                                               Capital" except under
                                               circumstances to be agreed.

         Voting:                               Amendments and waivers with
                                               respect to the Credit
                                               Documentation shall require the
                                               approval of Lenders holding a
                                               majority of the commitments (or,
                                               with respect to any Facility, if
                                               the commitments under such
                                               Facility have expired, the loans
                                               outstanding under such Facility)
                                               under the Facilities (the
                                               "Required Lenders"), except that
                                               (a) the consent of each Lender
                                               directly affected thereby shall
                                               be required with respect to (i)
                                               reductions in the amount or
                                               extensions of the scheduled
date
                                               of amortization or final maturity
                                               of any Loan, (ii) reductions in
                                               the rate of interest or any fee
                                               or extensions of any due date
                                               thereof, (iii) in creases in the
                                               amount or extensions of the
                                               expiry date of any Lender's
                                               commitment and (iv) release of
                                               all or substantially all of the
                                               collateral, if any, or the
                                               guarantors referred to above and
                                               (b) the consent of 100% of the
                                               Lenders shall be required with
                                               respect to modifications to any
                                               of the voting percentages.

         Assignments
         and Participations:                   The Lenders shall be permitted to
                                               assign and sell participations in
                                               their Loans and commitments,
                                               subject, in the case of
                                               assignments (other than to
                                               another Lender or to an affiliate
                                               of a Lender), to the consent of
                                               the Administrative Agent, the
                                               Issuers and, except during the
                                               continuance of an event of
                                               default, the Borrower (which
                                               consent in each case shall not be
                                               unreasonably withheld). Lenders
                                               shall pay the Administrative
                                               Agent a fee of $3,500 for each
                                               assignment of Loans and
                                               commitments hereunder. In the
                                               case of partial assignments
                                               (other than to another Lender or
                                               to an affiliate of a Lender), the
                                               minimum assignment amount shall
                                               be $5,000,000 unless other wise
                                               agreed by the Borrower and the
                                               Administrative Agent.
                                               Participants shall have the same
                                               benefits as the Lenders with
                                               respect to yield protection and
                                               in creased cost provisions.
                                               Voting rights of participants
                                               shall be limited to those matters
                                               with respect to which the
                                               affirmative vote of the Lender
                                               from which it purchased its
                                               participation would be required
                                               as described under "Voting"
                                               above. Pledges of loans in
                                               accordance with applicable law
                                               shall be permitted without
                                               restriction. Promissory notes
                                               shall be issued under the
                                               Facilities only upon request.

         Yield Protection:                     The Credit Documentation shall
                                               contain customary provisions (a)
                                               protecting the Lenders against in
                                               creased costs or loss of yield
                                               resulting from changes in
                                               reserve, tax, capital adequacy
                                               and other requirements of
                                               law and from the imposition of or
                                               changes in withholding or other
                                               taxes and (b) indemnifying the
                                               Lenders for "breakage costs"
                                               incurred in connection with,
                                               among other things, any
                                               prepayment of a Euro dollar Loan
                                               (as defined in Annex I) on a day
                                               other than the last day of an
                                               interest period with respect
                                               thereto.

         Expenses and
         Indemnification:                      The Borrower shall pay (a) all
                                               reasonable out-of-pocket
                                               expenses of the Administrative
                                               Agent, the Syndication Agent and
                                               the Arrangers associated with the
                                               syndication of the Facilities and
                                               the preparation, execution,
                                               delivery and administration of
                                               the Credit Documentation and any
                                               amendment or waiver with respect
                                               thereto (including the reasonable
                                               fees, disbursements and other
                                               charges of a single counsel (plus
                                               any local or specialized
                                               counsel)), (b) fees pay able by
                                               the Administrative Agent, the
                                               Syndication Agent or to third
                                               parties in connection with the
                                               satisfaction of the conditions
                                               precedent referred to above,
                                               regardless of whether the Credit
                                               Documentation is signed and (c)
                                               all out-of-pocket expenses of the
                                               Administrative Agent, the
                                               Syndication Agent and the Lenders
                                               (including the fees,
                                               disbursements and other charges
                                               of counsel) in connection with
                                               the enforcement of the Credit
                                               Documentation.

                                               The Administrative Agent, the
                                               Syndication Agent, the Arrangers
                                               and the Lenders (and their
                                               affiliates and their respective
                                               officers, directors, employees,
                                               advisors and agents) will have
                                               no liability for, and will be
                                               indemnified and held harmless
                                               against, any loss, liability,
                                               cost or expense incurred in
                                               respect of the financing
                                               contemplated hereby or the use or
                                               the pro posed use of the proceeds
                                               thereof (except to the extent
                                               resulting from the gross
                                               negligence or willful misconduct
                                               of the indemnified party).

         Governing Law and Forum:              State of New York.

         Counsel to the Administrative
         Agent, the Syndication
         Agent and Arrangers:                  Davis Polk & Wardwell.

         Definitions:                          Additional Capital = proceeds of
                                               equity issuances by Holdings
                                               (including the Equity Issuance) +
                                               proceeds of offerings of debt
                                               securities by Holdings (including
                                               the Notes Offering) + proceeds of
                                               Qualifying Subordinated Debt
                                               issued after the Closing Date +
                                               excess cash flow for fiscal years
                                               from and after 2001 (to the
                                               extent not required to be applied
                                               to prepay the Facilities) -
                                               $2,775,000,000 - any proceeds of
                                               equity issuances used to cure
                                               breaches of financial maintenance
                                               covenants as provided under
                                               "Financial Covenant Default Cure
                                               Provisions" above, except under
                                               circumstances to be agreed.

                                               Adjusted EBITDA = EBITDA +
                                               trailing four quarter dark fiber
                                               sales cash revenues.

                                               Contributed Capital = equity
                                               contributed by Parent + Equity
                                               Issuance cash proceeds + other
                                               cash equity proceeds + Total Debt

                                               EBITDA = net income + interest
                                               expense (including the interest
                                               component of rental expense under
                                               the ADP) + income taxes +
                                               depreciation and amortization
                                               expense + non-cash extraordinary
                                               or non-recurring charges - dark
                                               fiber sales gains - amounts
                                               attributable to affiliates that
                                               are not consolidated restricted
                                               subsidiaries (except to the
                                               extent such amounts are received
                                               in cash by the Borrower or a
                                               consolidated restricted
                                               subsidiary of the Borrower) -
                                               extraordinary or non-recurring
                                               gains.

                                               Interest Expense = net cash
                                               interest expense and the interest
                                               component of rental expense under
                                               the ADP.

                                               Qualifying Subordinated Debt =
                                               debt of Holdings (other than the
                                               High Yield Notes) that matures at
                                               least
                                               one year after the final maturity
                                               of the Facilities, the terms and
                                               conditions of which are
                                               satisfactory to the Arrangers.

                                               Senior Debt = Intercompany Note,
                                               debt under the Facilities, any
                                               other senior debt of the Borrower
                                               and its restricted subsidiaries
                                               and all outstandings under the
                                               ADP, net of unrestricted cash and
                                               cash equivalents in excess of
                                               $10,000,000.

                                               Total Debt = all debt of Holdings
                                               and its restricted subsidiaries
                                               and all outstandings under the
                                               ADP, net of unrestricted cash and
                                               cash equivalents in excess of
                                               $10,000,000.

                                                                         Annex I


                            Interest and Certain Fees

Interest Rate Options:                         The Borrower may elect that the
                                               loans under each Facility
                                               comprising each borrowing bear
                                               interest at a rate per annum
                                               equal to:

                                               the ABR plus the Applicable
                                               Margin (such loans, "ABR Loans");
                                               or

                                               the Adjusted LIBO Rate plus the
                                               Applicable Margin (such loans,
                                               "Eurodollar Loans");

                                               provided that upon the occurrence
                                               and during the continuance of a
                                               default, only ABR Loans will be
                                               available and provided further
                                               that Swingline Loans shall only
                                               bear interest based upon the ABR.

                                               As used herein:

                                               "ABR" means the higher of (i) the
                                               rate of interest publicly
                                               announced by the Administrative
                                               Agent from time to time as its
                                               prime rate in effect at its
                                               principal office in Dallas, Texas
                                               (the "Prime Rate") and (ii) the
                                               federal funds effective rate from
                                               time to time plus 0.5%.

                                               "Adjusted LIBO Rate" means the
                                               LIBO Rate, as adjusted for
                                               statutory reserve requirements
                                               for eurocurrency liabilities.

                                               "Applicable Margin" has the
                                               meaning set forth on Schedule I
                                               hereto.

                                               "LIBO Rate" means the rate at
                                               which eurodollar deposits in the
                                               London interbank market for one,
                                               two, three or six months (as
                                               selected by the Borrower) are
                                               quoted on the Telerate screen.

Interest Payment Dates:                        In the case of ABR Loans,
                                               quarterly in arrears.

                                               In the case of Eurodollar Loans,
                                               on the last day of each relevant
                                               interest period and, in the case
                                               of any interest period longer
                                               than three months, on each
                                               successive date three months
                                               after the first day of such
                                               interest period.

Commitment Fee:                                The Borrower shall pay a
                                               commitment fee to the
                                               Administrative Agent for the
                                               account of the Lenders ratably in
                                               accordance with their commitments
                                               under each of the Facilities,
                                               from and after the Closing Date,
                                               on the average daily amount of
                                               the unused (other than for
                                               Swingline Loans) commitments
                                               under each of the Facilities.
                                               Such commitment fees shall be
                                               payable quarterly in arrears and,
                                               with respect to the commitments
                                               under any Facility, on the date
                                               of termination of such
                                               commitments. The rate at which
                                               such commitment fees accrue will
                                               be:

                    --------------------------------------------------
                          USAGE OF FACILITIES          COMMITMENT FEE
                    --------------------------------------------------
                    Less than 33.3%                         1.00%
                    --------------------------------------------------
                    Less than 66.6% but equal
                    to or greater than 33.3%                 .75%
                    --------------------------------------------------
                    Equal to or greater than 66.6%           .50%
                    --------------------------------------------------


Letter of Credit Fees:                         The Borrowers shall pay a
                                               commission on the undrawn amount
                                               of all outstanding Letters of
                                               Credit at a per annum rate equal
                                               to the Applicable Margin then in
                                               effect with respect to Eurodollar
                                               Loans that are Revolving Loans.
                                               Such commission shall be shared
                                               ratably among the Lenders with
                                               commitments under the Revolving
                                               Facility in proportion to such
                                               commitments and shall be payable
                                               quarterly in arrears and on the
                                               date of termination of such
                                               commitments.

                                               A fronting fee, calculated at a
                                               rate per annum to be agreed
                                               between the Borrower and the
                                               applicable Issuer on the face
                                               amount of each Letter of Credit
                                               shall be payable quarterly in
                                               arrears to such Issuer for its
                                               own account. In addition,
                                               customary administrative,
                                               issuance, amendment, payment and
                                               negotiation
                                               charges shall be payable to the
                                               applicable Issuer for its own
                                               account.

Default Rate:                                  At any time when the Borrower is
                                               in default in the payment of any
                                               amount of principal due under the
                                               Facilities, such amount shall
                                               bear interest (i) in respect of
                                               ABR Loans, at a rate per annum
                                               equal to the sum of 2% plus the
                                               highest Applicable Margin for ABR
                                               Loans plus the ABR and (ii) in
                                               respect of Eurodollar Loans, at a
                                               rate per annum equal to the
                                               higher of (x) 2% plus the highest
                                               Applicable Margin for Eurodollar
                                               Loans plus the LIBO Rate
                                               applicable to such Loan on the
                                               day before payment was due and
                                               (y) the sum of 2% plus the
                                               highest Applicable Margin for
                                               ABR Loans plus the ABR. Overdue
                                               interest, fees and other amounts
                                               shall bear interest at 2% plus
                                               the highest Applicable Margin
                                               for ABR Loans that are Revolving
                                               Loans plus the ABR.

Rate and Fee Basis:                            All per annum rates shall be
                                               calculated on the basis of a year
                                               of 360 days (or 365/366 days, in
                                               the case of ABR Loans the
                                               interest rate payable on which is
                                               then based on the Prime Rate) for
                                               actual days elapsed.

                                                                      Schedule I

         "Applicable Margin" means, for any day, (i) the applicable rate per annum set forth below under the caption "Eurodollar Spread" or "ABR Spread," as the case may be, based upon the ratings by S&P and Moody's, respectively, applicable on such date to the Facilities plus (ii) the applicable rate per annum set forth below under the caption "Leverage Premium," unless the ratio of Total Debt to Adjusted EBITDA, as determined by reference to the financial statements delivered to the Administrative Agent in respect of the most recently ended fiscal quarter of the Borrower is less than 6:00 to 1:00:

===================================================================================================================

                       INDEX DEBT RATING            EURODOLLAR SPREAD         ABR SPREAD         LEVERAGE PREMIUM
-------------------------------------------------------------------------------------------------------------------
LEVEL I             BBB- and Baa3 or higher               1.00%                 0.00%                  0.25%
-------------------------------------------------------------------------------------------------------------------
LEVEL II                  BB+ and Ba1                     1.375%                0.375%                 0.25%
-------------------------------------------------------------------------------------------------------------------
LEVEL III                  BB and Ba2                     1.75%                 0.75%                  0.25%
-------------------------------------------------------------------------------------------------------------------
LEVEL IV                  BB- and Ba3                     2.00%                 1.00%                  0.25%
-------------------------------------------------------------------------------------------------------------------
LEVEL V         Lower than BB- or lower than Ba3          2.25%                 1.25%                  0.25%
===================================================================================================================


         For purposes of the foregoing, (i) if neither S&P nor Moody's shall have in effect a rating for the Facilities (other than by reason of the circumstances referred to in the last sentence of this definition), then the Applicable Margin shall be the rate set forth in Level V, (ii) if either S&P or Moody's, but not both S&P and Moody's, shall have in effect a rating for the Facilities, then the Applicable Margin shall be based on such rating, (iii) if the ratings established by S&P and Moody's for the Facilities shall fall within different Levels, then the Applicable Margin shall be based on the lower of the two ratings, (iv) if the ratings established by S&P and Moody's for the Facilities shall fall within the same Level, then the Applicable Margin shall be based on that Level and (v) if the ratings established by S&P and Moody's for the Facilities shall be changed (other than as a result of a change in the rating system of S&P or Moody's), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Margin shall apply (other than with respect to the Leverage Premium or as described in the immediately succeeding sentence) during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of S&P or Moody's shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable

Margin shall be determined by reference to the rating most recently in effect prior to such change or cessation.